Acquisition of Our Former Manager's Agency Platform	12 Months Ended
Dec. 31, 2017
Acquisition of Our Former Manager's Agency Platform
Acquisition of Our Former Manager's Agency Platform

Note 3—Acquisition of Our Former Manager's Agency Platform

        On July 14, 2016, we completed the Acquisition of the agency platform of our Former Manager pursuant to an asset purchase agreement dated February 25, 2016. The aggregate purchase price was $275.8 million, which was paid with $138.0 million in stock, $87.8 million in cash and with the issuance of a $50.0 million seller financing instrument. The equity component of the purchase price was paid with 21,230,769 operating partnership units ("OP Units"), which was based on a stock price of $6.50 per share. The closing price of our common stock on the Acquisition date was $7.29 per share; therefore, the estimated fair value of the total consideration was $292.5 million. See Note 12—Debt Obligations for details about the seller financing and Note 18—Equity for details about the OP Units.

        We finalized the purchase price allocation during the first quarter of 2017 based on the estimated fair values of the assets acquired and liabilities assumed as of the Acquisition date. See Note 2—Basis of Presentation and Significant Accounting Policies for details of an adjustment made to the purchase price allocation in the third quarter of 2017.

Internalization of Management Team

        In connection with the Acquisition, we had the option to fully internalize our management team and terminate the existing management agreement with our Former Manager for $25.0 million. On May 31, 2017, we exercised that option and fully internalized our management team, which included approximately 100 employees. We incurred expenses of less than $0.1 million in connection with this transaction. We accounted for this transaction as a business combination with the settlement of a preexisting relationship. The total purchase price of $25.0 million was assigned to goodwill since the asset transferred represented an assembled workforce. Goodwill was allocated $12.5 million each to our two reporting segments and is expected to be deductible for tax purposes.

        Accounting guidance requires the settlement of preexisting relationships to be accounted for separately from the business combination, with the recognition of any corresponding gain or loss through the statement of income upon settlement. Any potential gain or loss is measured based on the favorable or unfavorable terms of the management agreement from the prospective of the acquirer, when compared to current market rates for similar services. Based on this guidance, with the assistance of a specialist, we performed an analysis and determined that the terminated management agreement contained terms similar to those of arrangements with comparable companies, and therefore no such gain or loss was recorded.